SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                  April 4, 2003

                  The CIT Group Securitization Corporation III
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

             333-64529                                 51-0374926
    (Commission File Number)               (IRS Employer Identification No.)


1 CIT Drive
Livingston, New Jersey                                                07039-5703
(Address of principal executive offices and zip code)                 (Zip Code)

Registrants' telephone number, including area code:  (973) 535-3512

                                       N/A
          (Former name or former address, if changed since last report)


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Item 5.  Other Events

      The CIT Group Securitization Corporation III (the "Depositor") registered issuance of asset-backed certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, by a Registration Statement on Form S-3 (Registration File No. 333-64529) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, the Depositor caused CIT Home Equity Loan Trust 2003-1 to issue on March 25, 2003, $294,000,000 aggregate principal amount of Class A-1 one-month LIBOR plus 0.09% Home Equity Loan Asset Backed Certificates, $213,000,000 aggregate principal amount of Class A-2 2.35% Home Equity Loan Asset Backed Certificates, $58,000,000 aggregate principal amount of Class A-3 2.79% Home Equity Loan Asset Backed Certificates, $114,000,000 aggregate principal amount of Class A-4 3.93% Home Equity Loan Asset Backed Certificates, $33,050,000 aggregate principal amount of Class A-5 4.98% Home Equity Loan Asset Backed Certificates, $94,000,000 aggregate principal amount of Class A-6 4.06% Home Equity Loan Asset Backed Certificates, Class A-IO 5.00% Home Equity Loan Asset Backed Certificates having an initial notional amount of $200,000,000, $54,050,000 aggregate principal amount of Class M-1 4.67% Home Equity Loan Asset Backed Certificates, $42,300,000 aggregate principal amount of Class M-2 5.06% Home Equity Loan Asset Backed Certificates and $37,600,000 aggregate principal amount of Class B 5.50% Home Equity Loan Asset Backed Certificates (collectively, the "Certificates").

      The Certificates were issued pursuant to a pooling and servicing agreement annexed hereto as Exhibit 4.1 (the "Pooling and Servicing Agreement"), dated as of March 1, 2003, among the Depositor, The CIT Group/Consumer Finance, Inc., as seller and master servicer, CFHE Funding Company LLC, as conduit seller, and The Bank of New York, as trustee.

      Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

Item 7. Financial Statements: Pro Forma Financial Information and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Exhibits.

      The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

Exhibit No.              Description
-----------              -----------
4.1                      Pooling and Servicing Agreement


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE CIT GROUP SECURITIZATION CORPORATION III

                                    By: /s/ Frank Garcia
                                        ----------------------------
                                        Name: Frank Garcia
                                        Title: Senior Vice President

Dated:  April 4, 2003